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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated April 15, 1999 relating to the financial statements, which appears in Segue Software, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the caption "Experts" in such registration statement.




                                                  /s/ PricewaterhouseCoopers LLP
                                                  PricewaterhouseCoopers LLP




Boston, Massachusetts
August 13, 1999